Exhibit 99.1

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[GRAPHIC]

Inland Retail Real Estate Trust, Inc.

Annual Meeting of Stockholders

August 23, 2005

[LOGO]

[GRAPHIC]

Inland Retail Real Estate Trust, Inc.

History of Inland Retail

Barry Lazarus

Chief Executive Officer, President and Director

Forward-Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the Federal Private Securities Litigation Reform Act of 1995, and we include this statement for the purpose of complying with such safe harbor provisions.  Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements.  Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

National or local economic business, real estate and other market conditions, including the ability of the general economy to recover timely from economic downturns;

•                                          The effect of inflation and other factors on operating expenses and real estate taxes;

•                                          Risks of joint venture activities;

•                                          The competitive environment in which we operate and the supply of and demand for retail goods and services in our markets;

•                                          Financial risks, such as the inability to renew existing tenant leases or obtain debt or equity financing on favorable terms;

•                                          The level and volatility of interest rates, including the recent trend towards rising interest rates;

•                                          The increases in property and liability insurance costs;

•                                          Financial stability of tenants, including the ability of tenants to pay rent, the decision of tenants to close stores and the effect of bankruptcy laws;

•                                          The ability to maintain our status as a REIT for federal income tax purposes;

•                                          The effects of hurricanes and other natural disasters;

•                                          Environmental/safety requirements and costs;

•                                          Risks of acquiring real estate, including continued competition for new properties and the downward affect on capitalization rates;

•                                          Risks of real estate development, including the failure of pending developments and redevelopments to be completed on time and within budget and the failure of newly acquired or developed properties to perform as expected; and

•                                          Other risks identified in our quarterly and annual reports and in other reports we file with the Securities and Exchange Commission (SEC).

We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of August 15, 2005.  This presentation should also be read in conjunction with our quarterly and annual reports filed with the SEC.

Inland Retail Real Estate Trust, Inc.

Company Overview

•                                          Formed in 1998

•                                          Began raising capital in 1999

•                                          Acquires, owns, develops and manages neighborhood and community shopping centers

•                                          Geographic concentration in Florida, Georgia and North Carolina

•                                          Experienced management team with significant company investment

•                                          Completed acquisition of property management and the advisor companies in 2004

•                                          Consistent distribution history

•                                          Average age of properties in the portfolio is 6 years

History of Equity Investment

[CHART]

*      Net Capital Raised = initial capital raised from investors plus distribution reinvestment proceeds minus funds distributed through share repurchases

History of Property Acquisitions

[CHART]

*  Number shown is through July 31, 2005

[GRAPHIC]

Inland Retail Real Estate Trust, Inc.

Portfolio Performance Overview

JoAnn Armenta

President of Property Operations

Current Portfolio Property Locations & Offices

[GRAPHIC]	Corporate & Regional Office Locations	[GRAPHIC]

[GRAPHIC]	Satellite Office Locations

[GRAPHIC]	Current Property Locations

Does not reflect free standing properties located in the following states: CA, CO, OK, TX and WA which is a total of approximately 700,000 square feet

Peer Group Comparisons

Throughout this presentation we will show you how we compare to our peer group shown below:

Developers Diversified Realty Corp (DDR)

Equity One, Inc (EQY)

Federal Realty Investment Trust (FRT)

Heritage Property Investment Trust Inc (HTG)

Kimco Realty Corp (KIM)

New Plan Excel Realty Trust, Inc (NXL)

Ramco Gershenson Properties Trust (RPT)

Regency Centers Corp (REG)

Weingarten Realty Investors (WRI)

Ticker symbols shown parenthetically

Portfolio Makeup

[CHART]

Occupancy Comparisons – Peer Group

2004

Company Name	% Occupied
Inland Retail Real Estate Trust, Inc.	95
Developers Diversified Realty Corp (DDR)	95
Equity One, Inc (EQY)	95
Federal Realty Investment Trust (FRT)	95
Heritage Property Investment Trust Inc (HTG)	93
KimcoRealty Corp (KIM)	95
Ramco Gershenson Properties Trust (RPT)	93
Regency Centers Corp (REG)	93
Weingarten Realty Investors (WRI)	95

Based on Physical Occupancy at 12/31/04

Information gathered from various documents filed as required by the SEC for public companies

Lease Expirations

[CHART]

Retail Sales Per Capita

Compared to National Average

(Florida, Georgia and North Carolina)

[CHART]

Source =  www.bls.gov (US Department of Labor, Bureau of Labor Statistics) percent based on square footage within each state

Property Highlights

South Square
Durham, NC

[GRAPHIC]
	Purchase Date:	July 6, 2005

	Leaseable Sq. Ft.:	107,818

[GRAPHIC]	Purchase Price:	$16,219,015

	Major Tenants:	Ross, Office Depot

South Square

Durham, NC

[GRAPHIC]

Property Highlights

North Hampton Market
Greer, SC

[GRAPHIC]
	Purchase Date:	April 18, 2005

	Leaseable Sq. Ft.:	114,926

[GRAPHIC]	Purchase Price:	$16,155,000

	Major Tenants:	PETsMART, Hobby Lobby, Panera Bread

North Hampton Market

Greer, SC

[GRAPHIC]

Property Highlights

Shoppes at Wendover II
Greensboro, NC

[GRAPHIC]
	Purchase Date:	June 3, 2005

	Leaseable Sq. Ft.:	134,067

[GRAPHIC]	Purchase Price:	$23,970,429

	Major Tenants:	Costco, Petco

Shoppes at Wendover II

Greensboro, NC

[GRAPHIC]

Property Highlights

Heather Island
Ocala, FL

[GRAPHIC]
	Purchase Date:	May 20, 2005

	Leaseable Sq. Ft.:	70,970

	Purchase Price:	$9,474,800

	Major Tenants:	Publix, Dollar Tree

Heather Island

Ocala, FL

[GRAPHIC]

Diversified Tenant Mix

[CHART]

Percentage based on total square footage as of 7/31/2005

Our Largest Anchors – Total Square Feet

		Total Square Feet	Number of Stores	% of Portfolio Based on Square Feet
1.	PUBLIX SUPERMARKETS	2,204,518	49	6.56%
2.	WAL-MART	1,555,887	9	4.63%
3.	LOWE’S HOME CENTER	927,875	8	2.76%
4.	KOHL’S DEPARTMENT STORES	801,945	9	2.39%
5.	BI-LO, INC.	714,019	16	2.12%
6.	PETSMART	701,221	31	2.09%
7.	CIRCUIT CITY	698,407	21	2.08%
8.	ROSS DRESS FOR LESS	668,370	23	1.99%
9.	MICHAELS STORES	649,651	29	1.93%
10.	GOODY’S	639,852	18	1.90%

Major Tenants – Rental Revenue

				% of Portfolio
		Total	Number	Based on
		Square Feet	of Stores	Rental Revenue
1.	PUBLIX SUPERMARKETS	2,204,518	49	4.96%
2.	CIRCUIT CITY	698,407	21	2.66%
3.	ECKERD’S DRUG	406,691	37	2.45%
4.	WAL-MART	1,555,887	9	2.45%
5.	PETSMART	701,221	31	2.02%
6.	BI-LO, INC.	714,019	16	1.84%
7.	MICHAELS STORES	649,651	29	1.80%
8.	LOWE’S HOME CENTER	927,875	8	1.63%
9.	ROSS DRESS FOR LESS	668,370	23	1.59%
10.	LINENS ‘N THINGS	495,561	15	1.56%

As of 7/31/2005

Tenant Shift to Community Centers

Abercrombie & Fitch

Aeropostale

American Eagle Outfitters

Ann Taylor

Anthropologie

Banana Republic

Barnes & Noble

Bath & Body Works

Borders

Chico’s

Cold Stone Creamery

Coldwater Creek

Crate and Barrel

EB Games

Express

Gamestop

Gap

GNC

Guess

Gymboree

H & M

J. Crew

Jos. A. Bank

Justice

Linens ‘N Things

Liz Claiborne

Loews Theatres

Maurice’s

Motherhood Maternity

Pacific Sunwear

PF Chang’s

Pottery Barn

Starbuck’s Coffee

Talbot’s

Victoria’s Secret

White House / Black Market

Williams Sonoma

Yankee Candle

Zales

Retailers in black currently occupy our centers

Average Rent Per Square Foot

2004

Amount Per
Company Name	Square Foot
Inland Retail Real Estate Trust, Inc.	$11.61
Developers Diversified Realty Corp (DDR)	6.52
Equity One, Inc (EQY)	9.00
Federal Realty Investment Trust (FRT)	17.39
Heritage Property Investment Trust Inc (HTG)	7.31
New Plan Excel Realty Trust, Inc (NXL)	6.74
Ramco Gershenson Properties Trust (RPT)	5.96
Regency Centers Corp (REG)	8.46
Weingarten Realty Investors (WRI)	8.52

All calculations are based on base rents and retail portfolio total square feet as of 12/31/2004
Information gathered from various documents filed as required by the SEC for public companies

Top 10 US Retailers Ranked by 2004 Revenue

[GRAPHIC]

		Inland Retail Real Estate Trust, Inc.
		Square Footage Occupied by Retailer in Portfolio
1	Wal-Mart	1,555,887
2	Home Depot	488,861
3	Kroger	558,262
4	Costco	109,920
5	Target	—
6	Albertson’s	61,286
7	Walgreen’s	85,095
8	Lowe’s	927,875
9	Sears	23,650
10	Safeway	—
	Total Square Footage	3,810,836

Performance data gathered from the annual reports of publicly traded retail companies
Total square footage represents 11.23% of our portfolio
Target located adjacent to 17 of our shopping centers

Inland Retail Real Estate Trust, Inc.

Top Performers in Grocery Sales

[GRAPHIC]

Average Sales
Retailer	Per Square Foot

Publix	$462.44

Bi-Lo	$283.66

Kroger	$300.87

Harris Teeter	$354.98

Stop & Shop	$491.49

Only shows grocery stores where we have more than three locations.

We currently have six Super Wal-Mart Centers who are not required to report sales. Information is not available.

Inland Retail Real Estate Trust, Inc.

Regional or National Tenants Affected by Bankruptcy

2005	2004

Crescent Jewelers (9)	Rhodes Furniture (3)

Winn Dixie (3)	Kay-Bee Toy Stores (3)

Fashion Cents (2)	Athlete’s Foot (3)

Footstar (5)

Impressive Results – New Leases

[GRAPHIC]

2005*

156 new leases signed = 481,299 square feet

Total base rental revenue generated for the first year = $7,418,662

Average rental rate = $18.52 per square feet = 15.62% increase over the average expiring rate.

2004

248 new leases signed = 691,965 square feet

Total base rental revenue generated for the first year = $11,079,206

Average rental rate = $18.31 per square feet = 11.03% increase over the average expiring rate.

* As of 7/31/2005

Impressive 6 Month Results – New Leases

[GRAPHIC]

The number of new leases signed increased

+11%

Square Footage leased through 6/30 of each year:

2005: 395,744 square feet

2004: 369,248 square feet

+ 7%

Impressive Renewal Results

[GRAPHIC]

2005

176   leases expired

74% renewed

Average rental rate = $16.93 per square foot = 5.7% increase over the average expiring rate.

2004

219   leases expired
70% renewed

Average rental rate = $17.13 per square foot = 3.9% increase over the average expiring rate.

* As of 7/31/2005

Our Team Averages 20 Years of Experience

Leasing Team

Regional Leasing Directors	Years in Industry
Randy Crohn	9
Mike Longmore	17
Chris Rehmet	14
David Solganik	26

Property Management Team

Regional Management Directors
Earl Eberts	26
Dan Guinsler	39
Laura Sabatino	13
Terri Young	20

Marketing Initiatives – What Sets Us Apart

Marketing Structure

Market Research

Demographic / Psychographics

Intercept

Event Data / Evaluation

Event Planning

Awareness Flyers

Coupons / Mailers

Summer Concert Series

Community Relations Events

Family / Kids Events

Merchant Communication

Sponsorships

Tenant Relations Director

Special Programs That Set Us Apart

[LOGO]

• Blood Drives

• Safety Days

• Red Cross

• Health & Wellness Days

• Radio Disney

• Toys for Tots

Awards & Recognitions

[GRAPHIC]

Birkdale Village, Huntersville, NC:

[LOGO]

•                  2004 MAXI Award Winner, ICSC – (MAXI’S are awarded for “Maximum Brilliance in Marketing”

•                  2005 Voted Best Suburban Shopping Center – Charlotte Magazine

•                  2005 Hosted Interviews for “The Apprentice” – Over 250 Interviewed

The Fountains, Plantation FL

[LOGO]

•                  2005 City Landscaping Award

Edgewater Marketplace, Edgewater, NJ

[LOGO]

•                  2004 IRRETI and BP Solar team to introduce solar energy as a power source at Whole Foods Grocery Store, the first major food retailer in the Northeast to do so.

Eisenhower Crossing, Macon, GA

[LOGO]

•                  2004 City of Macon Cleanest Center Award

For a complete list of all of our properties go to:

www.inlandgroup.com

Choose “Leasing and Management”

Choose “Inland has Retail Space Available”

Choose one of our three management companies:

Inland Mid-Atlantic Management Corp.

Retail space available in various states including Connecticut, Illinois, Massachusetts,  Maryland, North Carolina, New Jersey, Ohio, Rhode Island, South Carolina, Virginia, Wisconsin & West Virginia.

Inland Southern Management Corp.

Retail space available in various states including Alabama, Georgia, Louisiana, Tennessee and Texas.

Inland Southeast Property Management Corp.

Retail space available in Florida

[GRAPHIC]

Inland Retail Real Estate Trust, Inc.

Financial Report / Strategic Business Plan

Barry Lazarus

Chief Executive Officer, President and Director

Inland Retail Real Estate Trust, Inc.

Key Definitions

•                  FFO = Funds From Operations = GAAP income plus depreciation and certain amortization

*  Real Estate is recorded as an asset when purchased but depreciation expense reduces GAAP income

•                  CAP Rate = Capitalization Rate = The net operating cash flow of a property divided by the purchase price, development cost or value:

* Example:	Net Operating Cash Flow	=	$100,000
	Purchase Price	=	$1,000,000
	Cap Rate	=	10%

*  In general, if financing cost (interest rate) is less than CAP Rate, return will be higher than CAP rate

*  Buyers like higher CAP Rates/ sellers like lower CAP Rates

Inland Retail Real Estate Trust, Inc.

Financial Highlights at Year-End*

	12/31/04	12/31/03	12/31/02
• Total Assets	$4,294,657,000	$4,070,028,000	$1,767,688,000

• Stockholders’ Equity	$1,879,666,000	$1,873,548,000	$1,045,676,000

• Funds From Operations (1)	$54,408,000	$151,716,000	$55,374,000

• Funds From Operations / Share (1)	$0.24	$0.79	$0.79

• Distributions Paid	$188,698,000	$152,888,000	$52,156,000

• Distributions Paid per Share	$0.83	$0.79	$0.74

• Mortgages Payable	$2,268,276,000	$2,027,897,000	$675,622,000

• Ratio of Debt to Assets	53%	51%	41%

• Weighted Average Interest Rate	5.03%	4.97%	5.0%

*                 Please see Form 10-K for year-ended 12/31/04

(1)       On December 29, 2004, we concluded the merger described in Item 1. Business, in our Form 10-K for 2004.  The terminated contract costs of $144,200,000 included therein and also reflected in our Consolidated Financial Statements has the effect of reducing our FFO by this amount in 2004.  The terminated contract costs were determined by an independent firm we engaged to provide valuation services related to the consideration paid in acquiring the merged companies.

Inland Retail Real Estate Trust, Inc.

Financial Highlights*

	As of	Year Ending
	06/30/05	12/31/04
• Total Assets	$4,298,352,000	$4,294,657,000

• Stockholders’ Equity	$1,859,773,000	$1,879,666,000

• Funds From Operations (1)	$122,797,000	$54,408,000

• Funds From Operations / Share (1)	$0.48	$0.24

• Distributions Paid	$104,657,000	$188,698,000

• Distributions Paid / Share	$0.42	$0.83

• Mortgages Payable	$2,302,598,000	$2,268,276,000

• Ratio of Debt to Assets	54%	53%

• Weighted Average Interest Rate	5.03%	5.03%

*                Please see Form 10-K for year-ended 12/31/04

(1)      On December 29, 2004, we concluded the merger described in Item 1. Business, in our Form 10-K for 2004.  The terminated contract costs of $144,200,000 included therein and also reflected in our Consolidated Financial Statements has the effect of reducing our FFO by this amount in 2004.  The terminated contract costs were determined by an independent firm we engaged to provide valuation services related to the consideration paid in acquiring the merged companies.

Inland Retail Real Estate Trust, Inc.

Strategic Business Plan

[GRAPHIC]

Increase revenues through:

•                              Expanding joint venture activity

•                              Pursuing development and redevelopment projects

•                              Focused asset management

•                              Evaluating portfolio for selective property sales

Inland Retail Real Estate Trust, Inc.

Joint Venture Analysis

•                                          Acquisition activity increases through additional equity

•                                          Joint venture pays fees to Inland Retail Real Estate Trust, Inc

•                                   Acquisition fee

•                                   Property management fee

•                                   Asset management fee

•                                          Higher leverage provides greater return

•                                   80/20 Split

•                                          Possibility of development projects with future joint ventures

Inland Retail Real Estate Trust, Inc.

2005 Acquisition Activity Through July

•                  Total acquisition of thirteen properties

•             Eight existing shopping centers

•             Four land parcels for development

•             One redevelopment property

•                  Acquisition cost of approximately $102 Million

•                  Two properties contributed to joint venture

Robust Acquisition Activity to Date

Properties Purchased YTD

	Location	Price
Shopping Center Name
Oakland Plaza	Oakland, TN	$5,435,057
Circuit City	Dothan, AL	$6,596,109
North Hampton Mkt. (Ph I & II)	Greer, SC	$16,155,000
Birkdale Outlot	Huntersville, NC	$5,630,000
Heather Island Plaza	Ocala, FL	$9,474,800
Shoppes at Wendover Ph II	Greensboro, NC	$23,970,429
Center Pointe Plaza Ph II	Easley, SC	$1,125,957
South Square	Durham, NC	$16,219,015

Land Development/Redevelopment
Fountains Outparcels	Plantation, FL	$3,000,000
New Tampa Commons	New Tampa, FL	$1,600,000
Douglasville	Douglasville, GA	$5,131,500
Clearwater Redevelopment	Clearwater, FL	$6,415,000
Eisenhower Parcel	Macon, GA	$1,526,000
		$102,278,867

Total portfolio square feet as of 7/31/2005 approximately 34,000,000

Inland Retail Real Estate Trust, Inc.

Development and Redevelopment

•                                                Properties placed in portfolio at much higher CAP Rates

•                                                Tenant’s growth plans can be accommodated

•                                                Properties may be retained in portfolio or sold

•                                                Portfolio properties with vacant land may be developed to create additional value

Inland Retail Real Estate Trust, Inc.

Return On Completed Development Projects

			Projected Return
Name of Project	Project Cost	Cap Rate	on Investment*
Eckerd-Concord	$2,174,000	10.12%	15.70%
Eckerd-Gaffney	2,876,000	10.12	10.12
Eckerd-Raleigh	2,731,000	10.12	15.83
Eckerd-Tega Cay	3,061,000	10.12	15.26
Eckerd-Woodruff	2,821,000	9.60	14.21
Shoppes at Golden Acres (1)	18,851,000	9.00	11.21
Shoppes on the Ridge (1)	16,474,000	9.00	14.81
Southwood Plantation (1)	7,616,000	9.25	17.22
Watercolor (1)	7,267,000	9.00	14.86
Southampton Village (1)	10,829,000	8.75	14.73
Redbud Commons (2)	6,950,000	10.50	25.83
Total:	$81,682,000

(1)   Publix anchored

(2)   Bi-Lo anchored

*                                         With applicable financing currently in place

Inland Retail Real Estate Trust, Inc.

Current Development And Redevelopment Projects

Name of Project	Location	Estimated Cost
Market Place	Fort Myers, FL	$19,308,000
Denbigh Village	Newport News, VA	4,235,000
Lake Mary Collection Outlot	Lake Mary, FL	2,700,000
Alexander Place	Raleigh, NC	4,625,000
New Tampa Commons	Tampa, FL	2,700,000
Eisenhower Annex	Macon, GA	10,228,000
Clearwater Collection	Clearwater, FL	20,300,000
Augusta Exchange	Augusta, GA	2,743,000
Valley Park Commons	Haggerstown, NJ	3,000,000
Total:		$69,839,000

	Future Projects
Douglasville Depot	Douglasville, GA	$25,000,000
The Fountains	Plantation, FL	$10,000,000

[GRAPHIC]

Inland Retail Real Estate Trust, Inc.

Annual Meeting of Stockholders

August 23, 2005